UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2015

Toys “R” Us, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Geoffrey Way, Wayne, New Jersey 07470
(Address of Principal Executive Offices, including Zip Code)
(973) 617-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant
On June 16, 2015, The Audit Committee of the Board of Directors of Toys “R” Us, Inc. (the “Company”) approved the replacement of the Company’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), and engaged Ernst & Young LLP (“EY”) as the new independent registered public accounting firm of the Company and its subsidiaries, including Toys “R” Us – Delaware, Inc., Toys “R” Us Property Company I, LLC and Toys “R” Us Property Company II, LLC. The dismissal and appointment was a result of a competitive bidding process involving several accounting firms, including Deloitte.
The audit reports of Deloitte on the consolidated financial statements of the Company as of and for the fiscal years ended January 31, 2015 and February 1, 2014, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended January 31, 2015 and February 1, 2014, and the subsequent interim period through June 16, 2015, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K), which, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report and there were no “reportable events” (as defined by Item 304(a)(1)(v) of Regulation S-K). The Company has provided Deloitte with a copy of this Form 8-K and requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the above statements. A copy of Deloitte’s letter, dated June 16, 2015, is attached as Exhibit 16.1 to this Form 8-K.
During the Company’s two most recent fiscal years ended January 31, 2015 and February 1, 2014, and the subsequent interim period through June 16, 2015, neither the Company nor anyone on its behalf consulted with EY regarding any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission, dated as of June 16, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc. (Registrant)
Date: June 17, 2015	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission, dated as of June 16, 2015